                                                                   Exhibit 99.42
                       GE CAPITAL MORTGAGE SERVICES, INC.

                                  OCTOBER 1996

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-8

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $    7.24754082             Class 2-A1 ....    $    6.54714597
                  ---------------                                ---------------
Class 1-A2 ....   $    6.31346841             Class 2-A2 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....    $    6.42818631
                  ---------------                                ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....    $    1.44960966
                  ---------------                                ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....    $    0.73064878
                  ---------------                                ---------------
Class 1-A6 ....   $    0.74691181             Class 2-M .....    $    0.73065036
                  ---------------                                ---------------
Class 1-A7 ....   $    0.74691159             Class 2-B1 ....    $    0.73064801
                  ---------------                                ---------------
Class 1-PO ....   $    1.07232325             Class 2-B2 ....    $    0.73064681
                  ---------------                                ---------------
Class 1-M .....   $    0.74691115             Class 2-B3 ....    $    0.73065320
                  ---------------                                ---------------
Class 1-B1 ....   $    0.74691202             Class 2-B4 ....    $    0.73065540
                  ---------------                                ---------------
Class 1-B2 ....   $    0.74691247             Class 2-B5 ....    $    0.73063352
                  ---------------                                ---------------
Class 1-B3 ....   $    0.74691379             Class 2-R .....    $    0.00000000
                  ---------------                                ---------------
Class 1-B4 ....   $    0.74690792             Class 2-RL ....    $    0.00000000
                  ---------------                                ---------------
Class 1-B5 ....   $    0.74691196
                  ---------------

     Principal Prepayments included in the above principal distribution

     (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

Class 1-A1 ....   $    5.94380313             Class 2-A1 . ..    $    5.26429166
                  ---------------                                ---------------
Class 1-A2 ....   $    5.17775812             Class 2-A2 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....    $    5.16864108
                  ---------------                                ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....    $    1.16557170
                  ---------------                                ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....    $    0.58748473
                  ---------------                                ---------------
Class 1-A6 ....   $    0.61255216             Class 2-M .....    $    0.00000000
                  ---------------                                ---------------
Class 1-A7 ....   $    0.61255198             Class 2-B1 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-PO ....   $    0.87942634             Class 2-B2 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-M .....   $    0.00000000             Class 2-B3 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B4 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-B2 ....   $    0.00000000             Class 2-B5 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-B3 ....   $    0.00000000             Class 2-R .....    $    0.00000000
                  ---------------                                ---------------
Class 1-B4 ....   $    0.00000000             Class 2-RL ....    $    0.00000000
                  ---------------                                ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------
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     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    5.83259887           7.25000000%
                                         ---------------      ---------------
                    Class 1-A2 ....      $    5.85954385           7.25000000%
                                         ---------------      ---------------
                    Class 1-A3 ....      $    6.04166696           7.25000000%
                                         ---------------      ---------------
                    Class 1-A4 ....      $    6.04166676           7.25000000%
                                         ---------------      ---------------
                    Class 1-A5 ....      $    6.04166663           7.25000000%
                                         ---------------      ---------------
                    Class 1-A6 ....      $    6.02405882           7.25000000%
                                         ---------------      ---------------
                    Class 1-A7 ....      $    6.02405878           7.25000000%
                                         ---------------      ---------------
                    Class 1-S .....      $    0.32171489           0.47831498%
                                         ---------------      ---------------

                    Class 1-M .....      $    6.02405923           7.25000000%
                                         ---------------      ---------------
                    Class 1-B1 ....      $    6.02405798           7.25000000%
                                         ---------------      ---------------
                    Class 1-B2 ....      $    6.02405980           7.25000000%
                                         ---------------      ---------------
                    Class 1-B3 ....      $    6.02406022           7.25000000%
                                         ---------------      ---------------
                    Class 1-B4 ....      $    6.02405486           7.25000000%
                                         ---------------      ---------------
                    Class 1-B5 ....      $    6.02405853           7.25000000%
                                         ---------------      ---------------

                    Class 2-A1 ....      $    5.79981487           7.25000000%
                                         ---------------      ---------------
                    Class 2-A2 ....      $    6.25000000           7.50000000%
                                         ---------------      ---------------
                    Class 2-A3 ....      $    5.68565703           7.00000000%
                                         ---------------      ---------------
                    Class 2-A4 ....      $    4.57483356           7.50000000%
                                         ---------------      ---------------
                    Class 2-A5 ....      $    6.23213469           7.50000000%
                                         ---------------      ---------------
                    Class 2-M .....      $    6.23213630           7.50000000%
                                         ---------------      ---------------
                    Class 2-B1 ....      $    6.23213505           7.50000000%
                                         ---------------      ---------------
                    Class 2-B2 ....      $    6.23213485           7.50000000%
                                         ---------------      ---------------
                    Class 2-B3 ....      $    6.23213375           7.50000000%
                                         ---------------      ---------------
                    Class 2-B4 ....      $    6.23212238           7.50000000%
                                         ---------------      ---------------
                    Class 2-B5 ....      $    6.23213095           7.50000000%
                                         ---------------      ---------------
                    Class 2-R .....      $    0.00000000           7.50000000%
                                         ---------------      ---------------
                    Class 2-RL ....      $    0.00000000           7.50000000%
                                         ---------------      ---------------

     iii) Accrual Amount Class 2-A4 ........................    $     84,530.65
                                                                ---------------



     iv)  The amount of servicing compensation       Pool 1            Pool 2
          received by the Company during the         ------            ------
          month preceding the month
          of distribution: ..................       58,964.72         24,446.28
                                              ---------------   ---------------

(b) The amounts below are for the aggregate of all certificates.


    v)  The Pool Scheduled Principal Balances:  $342,169,850.31  $127,314,000.99
                                                ---------------  ---------------
        Number of Mortgage Loans:                          1182              436
                                                ---------------  ---------------
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vi)  The Class Certificate Principal Balance of each Class
     and the Certificate Principal Balance of a Single
     Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses
     (separately identified), if any, as of such Distribution Date:

                                           Aggregate               Single
                                        Principal Balance    Certificate Balance

                    Class 1-A1 ....      $ 36,558,142.53               958.15
                                         ---------------      ---------------
                    Class 1-A2 ....      $159,479,701.69               963.54
                                         ---------------      ---------------
                    Class 1-A3 ....      $  5,645,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 37,000,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A5 ....      $ 43,993,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 25,374,754.41               996.34
                                         ---------------      ---------------
                    Class 1-A7 ....      $ 12,813,912.23               996.34
                                         ---------------      ---------------
                    Class 1-S .....      $282,528,424.08               974.77
                                         ---------------      ---------------
                    Class 1-PO ....      $  2,122,472.10               984.67
                                         ---------------      ---------------
                    Class 1-M .....      $  6,975,587.55               996.34
                                         ---------------      ---------------
                    Class 1-B1 ....      $  4,359,742.08               996.34
                                         ---------------      ---------------
                    Class 1-B2 ....      $  3,487,794.26               996.34
                                         ---------------      ---------------
                    Class 1-B3 ....      $  1,918,286.79               996.34
                                         ---------------      ---------------
                    Class 1-B4 ....      $  1,046,337.99               996.34
                                         ---------------      ---------------
                    Class 1-B5 ....      $  1,395,118.68               996.34
                                         ---------------      ---------------

                    Class 2-A1 ....      $ 57,732,575.46               953.42
                                         ---------------      ---------------
                    Class 2-A2 ....      $  4,759,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 12,732,564.57               968.26
                                         ---------------      ---------------

                    Class 2-A4 ....      $ 31,604,916.55             1,003.05
                                         ---------------      ---------------
                    Class 2-A5 ....      $ 13,330,981.73               996.41
                                         ---------------      ---------------
                    Class 2-M .....      $  2,601,440.59               996.41
                                         ---------------      ---------------
                    Class 2-B1 ....      $  1,625,900.49               996.41
                                         ---------------      ---------------
                    Class 2-B2 ....      $  1,300,719.80               996.41
                                         ---------------      ---------------
                    Class 2-B3 ....      $    715,397.13               996.41
                                         ---------------      ---------------
                    Class 2-B4 ....      $    390,215.45               996.41
                                         ---------------      ---------------
                    Class 2-B5 ....      $    520,289.22               996.41
                                         ---------------      ---------------
                    Class 2-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 2-RL ....      $          0.00                 0.00
                                         ---------------      ---------------

     vii) The following pertains to any
          real estate acquired on behalf
          of Certificateholders:                  Pool 1            Pool 2
                                                  ------            ------
          Book Value ...................    $          0.00     $          0.00
                                            ---------------     ---------------
          Unpaid Principal Balance .....    $          0.00     $          0.00
                                            ---------------     ---------------

          The aggregate number of Mortgage
          Loans included in the Principal
          Balance set forth above.......                  0                   0
                                            ---------------     ---------------
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     viii) Aggregate number and aggregate Principal Balances
          of delinquent Mortgage Loans, as of the opening of business on the related Determination Date,

                                                  Loans        Principal Balance
                                                  -----        -----------------
        Pool 1...........
          (1) *30-59 days                                 8     $  1,795,489.78
                                            ---------------     ---------------
          (2) 60-89 days                                  2     $    663,755.19
                                            ---------------     ---------------
          (3) 90 days or more                             1     $    234,842.32
                                            ---------------     ---------------
          (4) in foreclosure                              1     $    333,000.00
                                            ---------------     ---------------

        Pool 2............
          (1) 30-59 days                                  9     $  2,671,000.52

                                            ---------------     ---------------
          (2) 60-89 days                                  1     $    298,850.38
                                            ---------------     ---------------
          (3) 90 days or more                             0     $          0.00
                                            ---------------     ---------------
          (4) in foreclosure                              1     $    597,722.96
                                            ---------------     ---------------

     ix) The aggregate number of replaced Mortgage loans and Scheduled Principal Balance:

          Pool 1 .......................                  0     $          0.00
                                            ---------------     ---------------
          Pool 2 .......................                  0     $          0.00
                                            ---------------     ---------------

     x) The aggregate number of modified Mortgage loans and Principal Balance:

          Pool 1 .......................                  0     $          0.00
                                            ---------------     ---------------
          Pool 2 .......................                  0     $          0.00
                                            ---------------     ---------------

     xi)  Certificate Interest Rate of:

          Class 1-S Certificates: .....            0.478315%
                                            ---------------
          Class 2-A4 Certificates: ....            0.242200%
                                            ---------------

                                                    Pool 1            Pool 2
                                                    ------            ------

     xii) Senior Percentage  ..................  94.37710000%       94.32163000%
                                             ---------------    ---------------

    xiii) Group I Senior Percentage  ..........  83.18320300%       83.74032700%
                                             ---------------    ---------------

     xiv) Group II Senior Percentage  .........  11.19389700%       10.58130300%
                                             ---------------    ---------------

     xv)  Senior Prepayment Percentage  ....... 100.00000000%      100.00000000%
                                             ---------------    ---------------

     xvi) Group I Senior Prepayment Percentage  100.00000000%      100.00000000%
                                             ---------------    ---------------

    xvii) Group II Senior Prepayment Percentage   0.00000000%        0.00000000%
                                             ---------------    ---------------

   xviii) Junior Percentage  ..................   5.62290000%        5.67837000%
                                             ---------------    ---------------


     xix) Junior Prepayment Percentage  .......   0.00000000%        0.00000000%
                                             ---------------    ---------------